Exhibit 10.18.5

DEBENTURE

Date:    October 2003

PARTIES:

(1) INYX PHARMA LIMITED a company incorporated in England and Wales (registered in England no. 04573515) whose registered office is at Innovation House, 6 Seymour Court, Manor Park, Runcorn, Cheshire, WA7 1SY, United Kingdom (the "Company"); and

(2) LAURUS MASTER FUND, LTD., a company incorporated in the Cayman Islands of c/o Ironshore Corporate Services, Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands) ("Laurus", which expression includes its successors and assigns).

                                    SECTION 1
                                 INTERPRETATION

1.       DEFINITIONS AND INTERPRETATION

1.1      Definitions

         In this Deed:

         "Bank Accounts" means the bank accounts listed in Schedule 2 (Details of the Bank Account[s]) and all other bank accounts opened or maintained by the Company with any bank or other person, including all credit balances now or at any time in future on such accounts, all debts from time to time represented by such credit balances and all other rights accruing or arising in relation to each of such accounts.

         "Business Day" means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and New York.

         "Charged Investments" means:

         (a)      all Further Charged Investments and all Derived Investments;

         (b) all dividends, interest and other distributions and income paid or payable in respect of any of the above;

         (c) the benefit of any warranties or covenants given or entered into in respect of any of the foregoing by any predecessor in title;

         (d)      all rights from time to time attached to any of the foregoing;

         (e)      all rights to acquire any of the foregoing; and






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         (f)      all proceeds of sale of any of the foregoing.

         "Costs  and  Expenses"  means  costs,  charges,  losses,   liabilities,
         expenses and other sums (including legal, accountants' and other professional fees) and any Taxes thereon.

         "Deed of Priority" means the Deed of Priority to be made on the date hereof between Venture Finance PLC, Laurus and the Company in relation to this Deed and the Existing Debenture.

         "Delegate" means a delegate or sub-delegate appointed pursuant to clause 18 (Delegation).

         "Derived Investments" means all Investments, rights or assets of a capital nature which are offered, issued or paid in respect of any of the Charged Investments, including (but without limitation) by way of bonus, rights, redemption, conversion, exchange, substitution, consolidation, sub-division, preference, warrant, option or purchase.

         "Direct Agreement" means each agreement constituted by the giving of a notice of assignment in the form set out in Part 1 of Schedule 4 (Notice of Assignment of Relevant Documents) and the delivery of the corresponding acknowledgement in the form set out in Part 2 of Schedule 4 (Notice of Assignment of Relevant Documents) or in such other form as may in any particular case apply.

         "Eligible Company" means a company which satisfies the requirements of paragraph 2 of Schedule A1 to the Insolvency Act on the date the documents required by paragraph 7 of that Schedule are filed with the court.

         "Enforcement" (and all grammatical variations or derivations thereof) means the taking of steps (or attempting to do so) by Laurus to:

         (a) sell, repossess or take possession of any rights or assets the subject of the security conferred by this Deed; or

         (b)      appoint a Receiver under this Deed; or

         (c)      appoint an administrator in respect of the Company; or

         (d) enforce any security interest created by or pursuant to this Deed or to exercise any rights or powers in relation to enforcement conferred by this Deed after the security conferred by this Deed has become enforceable, unless such action is taken to preserve or protect (rather than to enforce) such security interest.

         "Enforcement Event" in relation to the Company, means any of the following events:

         (a) It does not pay any Secured Liability on the due date therefor or (if there is an applicable grace period) on the expiry of such grace period, at the place at and in the currency in which it is expressed to be payable.


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         (b)      It fails to comply  with any  provision  of this Deed and that failure is not remedied within thirty Business Days of Laurus giving notice to the Company of such failure, provided that in the case of any failure to comply with clause 22 (Covenant to Pay) an Enforcement Event shall occur forthwith upon any failure to make any payment of any Secured Liability on the due date therefor or (if there is an applicable grace period) on the expiry of such grace period.

         (c) Any representation, warranty or statement made or deemed to be made by it in or in connection with this Deed is or proves to have been incorrect or misleading in any material respect when made or deemed to be made and, if that representation, warranty or statement is capable of remedy, it is not remedied within thirty days of Laurus giving notice to the Company of such failure.

         (d) It is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

         (e) The value of its assets is and continues to be for a period of 3 months or longer less than its liabilities (taking into account contingent and prospective liabilities).

         (f) A moratorium is obtained or declared in respect of any indebtedness of the Company.

         (g) Any corporate action, legal proceedings or other procedure or step is taken by it in relation to or which may lead to:

                  (i) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the Company other than a solvent liquidation or reorganisation;

                  (ii) a composition, assignment or arrangement with any of its creditors including, but not limited to, a company voluntary arrangement pursuant to Part 1 of the Insolvency Act;

                  (iii) the appointment of a liquidator (other than in respect of a solvent liquidation, receiver, administrator, administrative receiver, compulsory manager, supervisor or other similar officer in respect of the Company or any of its assets; or

                  (iv)     enforcement of any security over any of its assets,

                  or  any   analogous   procedure   or  step  is  taken  in  any
                  jurisdiction.

         (h) Any expropriation, attachment, sequestration, distress or execution in any jurisdiction affects any of its assets.

         "Existing Debenture" means the all assets debenture dated 7th March, 2003 between the Company and Venture Finance plc.


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         "Financial Indebtedness" means any indebtedness for or in respect of:

         (a)      moneys borrowed;

         (b) any amount raised by acceptance under any acceptance credit facility;

         (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

         (d) the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with GAAP, be treated as a finance or capital lease;

         (e) receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

         (f) any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

         (g) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

         (h) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

         (i) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.

         "Fixtures" means fixtures (including construction work in progress), fittings (including trade and other fixtures and fittings) and fixed plant, machinery and equipment.

         "Further Charged Investments" means all Investments which may at any time in the future be registered or otherwise held in the name of Laurus or its nominee, or deposited with (or in any escrow account for) or otherwise held by any person to the order of Laurus, as security for the Secured Liabilities.

         "GAAP" means generally accepted accounting principles in the United Kingdom.

         "Insolvency Act" means the Insolvency Act 1986.

         "Insurance Proceeds" means all moneys or proceeds of claims which at any time may be or become payable to or be received by any the Company pursuant to any Insurances.

         "Insurances" means:


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         (a)      each policy or contract of insurance  or  indemnity  taken out now or at any time in the future by or on behalf of the Company or (to the extent of its interest) in which it has an interest (but excluding any contract of insurance which is a third party liability contract of insurance); and

         (b) the benefit of all claims, rights to payment, returns of premium and all other rights in respect of any of them.

         "Intellectual Property Rights" means all rights and interests in all know-how, patents, designs, utility models, copyrights, trade marks, service marks, business names, domain names, topographical or similar rights, any data base or any confidential information, and any other associated or similar rights subsisting or arising in any part of the world, in each case whether registered or not, and including all applications for registration of any of them and rights to apply for them in any part of the world) and all rights and any interests (including by way of licence) in, and other rights to use, any of them.

         "Investments" means:

         (a)      shares, stock and debentures;

         (b)      warrants, options or other rights to subscribe, purchase, call
                  for  delivery  of  or  otherwise  acquire  shares,   stock  or
                  debentures; and

         (c)      any other assets and rights  falling  within any  paragraph in
                  Part II of Schedule 2 to the Financial Services and Markets Act 2000 as in force at the date hereof.

         "Letting Document" means any (or any agreement for any) lease, tenancy or licence to occupy granted or entered into by the Company (or any predecessor in title) in respect of any of its Real Property in favour of any tenant, lessee or licensee, and all licences, consents or approvals given under any of them.

         "LPA 1925" means the Law of Property Act 1925.

         "Material Contract" means a contract producing for the Company revenue of not less than (pound)200,000 (or the US dollar equivalent) in any twelve month period.

         "Mortgaged Property" means:

         (a)      the property described in Schedule 1 (Mortgaged Property);

         (b) all buildings and Fixtures (including construction work in progress) from time to time in or on any of the foregoing;

         (c) the benefit of any warranties or covenants for title given or entered into in respect of any of the foregoing by any predecessor in title;

         (d) all rights from time to time attached or appurtenant to any of the foregoing;

         (e)      all rights to acquire any of the foregoing; and


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         (f)      all proceeds of sale of any of the foregoing.

         "Note" means the Convertible Term Note signed on or about the date of this document by which each of Inyx Inc and the Company joint and severally promise to pay Laurus the sum of US $4,500,000 on and subject to the terms and conditions therein set out.

         "Other Currency" has the meaning given to it in clause 25.1 (Currency indemnity).

         "Party" means a party to this Deed.

         "Permitted Security Interest" means any security interest permitted under subclause 6.3(c).

         "Planning  Acts"  means the Town and  Country  Planning  Act 1990,  the
         Planning (Listed Buildings and Conservation Areas) Act 1990, the Planning (Consequential Provisions) Act 1990, the Planning (Hazardous Substances) Act 1990 and the Local Government Planning and Land Act 1980, and any other legislation of a similar nature.

         "Proceedings" means any proceeding, suit or action arising out of or in connection with this Deed and/or any other document referred to in this Deed.

         "Real Property" means:

         (a)      any freehold or leasehold property in England and Wales;

         (b)      any  land  and   other   immovable   property   in  any  other
                  jurisdiction anywhere else in the world;

         (c) all buildings and Fixtures from time to time in or on any of the foregoing;

         (d) the benefit of any covenants for title given or entered into in respect of any of the foregoing by any predecessor in title;

         (e) all rights from time to time attached or appurtenant to any of the foregoing;

         (f)      all rights to acquire any of the foregoing; and

         (g)      all proceeds of sale of any of the foregoing.

         "Receivables" means all book and other debts of any nature whatever (other than those represented by the Bank Accounts) and all other moneys due or owing at any time to the Company and all proceeds, rights, securities and guarantees of any nature enjoyed or held by it in relation to any of the foregoing.

         "Receiver" means any one or more persons, individually or together with additional persons, appointed as an administrative receiver, receiver and manager, or other receiver appointed in respect of the Security Assets by Laurus pursuant to powers conferred by this Deed, statute or otherwise.


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         "Relevant Documents" means the documents listed in Schedule 3 (Relevant
         Documents) and any other contracts or documents to which the Company is a party and which become the subject of a fixed charge under this deed by virtue of the provisions of clause 12.4 (Additional Relevant Documents), including in each case:

         (a) any form of security, bond, guarantee, indemnity or other support of any kind issued to or expressed to be for the benefit of the Company under or in respect of any such document;

         (b) any and all rights to make claims or otherwise require payment of any amount under, or performance of, any provision of any such document;

         (c) the benefit of the right to sue on all representations, warranties, undertakings or other assurances given to the Company under or in respect of any such document;

         (d) all causes and rights of action arising under or in respect of any such document against any counterparty to that document; and

         (e)      any  and  all   Intellectual   Property   Rights  directly  or
                  indirectly granted or howsoever arising in favour of the Company under any of such documents.]

         "Relevant Transaction" has the meaning given to it in clause 13.3 (Retention of Security Assets).

         "Required Currency" has the meaning given to it in clause 25.1 (Currency indemnity).

         "Retention Period" has the meaning given to it in clause 13.4 (Retention Period).

         "Secured Liabilities" means

         (a) each and every present and future obligation and liability of the Chargor (whether actual or contingent and whether owed jointly or severally or in any other capacity whatever and whether direct or owed by contribution or indemnity or otherwise howsoever) which is, or is expressed to be, or may become, due, owing or payable to Laurus upon any banking or trading account or otherwise, and whether or not Laurus shall have been an original party to the relevant transaction, including without limitation all liabilities of the Chargor to Laurus howsoever arising under the Security Agreement;

         (b) all interest, costs, commissions, fees and other charges and expenses which are, or are expressed to be, or may become due, owing or payable by the Company under the Security Documents at any time to Laurus; and

         (c) all legal and other costs, charges and expenses which Laurus may incur in enforcing or obtaining, or attempting to enforce or obtain, payment of any obligation, liability or money referred to in paragraphs (a) and (b) above.

         "Security Assets" means all or any of the assets and rights from time to time subject or expressed to be subject to the security created, or which may at any time be created, pursuant to any provision of this Deed.

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         "Security Documents" means the Note, Related Documents (as that term is defined in the Purchase Agreement defined in the Note) and any other documents pursuant to which the Company may at any time incur liabilities to Laurus in connection with any borrowing, financing arrangement or otherwise.

         "Special Account" has the meaning given to it in clause 9.2 (Payment into designated account).

         "Stiefel" means Stiefel Laboratories Inc.

         "Stiefel Contracts" means the Relevant Contracts listed in Schedule 3 (Relevant Documents).

         "Tangible Movable Property" means in relation to Company the machinery and equipment listed in Schedule 5 (Tangible Movable Property) and:

         (a) all plant, machinery or equipment owned by it now or at any time in the future and its interest in any plant, machinery or equipment in its possession now, or at any time in the future;

         (b) all its present and future rights against any manufacturer, supplier or installer of such property, any builder, contractor or professional adviser engaged in relation to any such property and any lessee, sub-lessee or licensee of such property and any guarantor or surety for the obligations of such person; and

         (c) to the extent that any of such property is now or at any time hereafter hired, leased or rented to any other person, the rights under the hiring, leasing or rental contract and any guarantee, indemnity or security for the performance of the obligations of such person and any other rights and benefits relating thereto.

         "Tax" includes any present or future tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

         "Value Added Tax" means value added tax as provided for in the Value Added Tax Act 1994 and any other tax of a similar nature.

         "Venture Finance Factoring Arrangements" means transactions which have been or may be entered into by the Company under or in connection with the Venture Finance Factoring Agreement and the Existing Debenture.

         "Venture Finance Factoring Agreement" means the agreement (as at the date of this Deed) for the purchase of debts entered between the Company and Venture Finance plc dated 7 March 2003.

1.2      Construction of particular terms

         In this Deed, unless otherwise specified, any reference to:

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         (a)      any  document  being in "agreed  form" shall be  construed  as referring to such document in form agreed between Laurus and the Company and initialled by them for the purposes of identification only;

         (b) "assets" includes properties, revenues and rights of every kind, present, future and contingent, and whether tangible or intangible;

         (c) "authorisation" or "consent" shall be construed as including, without limitation, any authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration;

         (d) a "company" includes any company, corporation or other body corporate, wherever and however incorporated or established;

         (e) "this Deed" or any other agreement or instrument is a reference to this Deed or other agreement or instrument as it may have been amended, supplemented, replaced or novated from time to time;

         (f) "indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

         (g) "law" includes common or customary law, principles of equity and any constitution, code of practice, decree, judgement, decision, legislation, order, ordinance, regulation, bye-law, statute, treaty or other legislative measure in any jurisdiction or any present or future directive, regulation, guideline, request, rule or requirement (in each case, whether or not having the force of law but, if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom the directive, regulation, guideline, request, rule or requirement is intended to apply) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

         (h) a "person" includes any person, firm, company, government, state or agency of a state, any local or municipal authority, trust, or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

         (i) "qualified person" means a person who, under the Insolvency Act, is qualified to act as a receiver of the property of any company with respect to which he is appointed or an administrative receiver of any such company;

         (j) a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

         (k) "rights" includes all rights, title, benefits, powers, privileges, interests, claims, authorities, discretions, remedies, liberties, easements, quasi-easements and appurtenances (in each case, of every kind, present, future and contingent); and

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         (l)      "security"  or  "security  interest"  includes  any  mortgage, charge, pledge, lien, security assignment, hypothecation or trust arrangement for the purpose of providing security and any other encumbrance or security interest of any kind having
                  the  effect  of  securing   any   obligation   of  any  person
                  (including, without limitation, the deposit of moneys or property with a person with the intention of affording such person a right of set-off or lien) and any other agreement or any other type of arrangement having a similar effect.

1.3      Interpretation of this Deed

(a)      Words importing the singular shall include the plural and vice versa.

(b) Unless a contrary indication appears, a reference to any party or person shall be construed as including its and any subsequent successors in title, permitted transferees and permitted assigns, in each case in accordance with their respective interests.

(c) Section, clause and Schedule headings are for ease of reference only and shall be ignored in construing this Deed.

(d) References to any provision of any law or regulation are to be construed as referring to that provision as it may have been, or may from time to time be, amended or re-enacted, and as referring to all bye-laws, instruments, orders and regulations for the time being made under or deriving validity from that provision.

(e) An Enforcement Event is "continuing" if it has not been remedied or waived.

1.4      Third Party Rights

         The Parties do not intend that any term of this Deed should be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Deed.

1.5      Deed of Priority and Existing Debenture

         Notwithstanding any other provision of this Deed, this Deed is entered into subject to the provisions of the Deed of Priority and the Existing Debenture, and the obligations of the Company under this Deed are subject to those agreements and the Venture Finance Factoring Arrangements.



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                                    SECTION 2
                       CREATION AND PERFECTION OF SECURITY

2.       CREATION OF FIXED SECURITY

         As continuing security for the full and punctual payment, performance and discharge of all Secured Liabilities, the Company, with full title guarantee and free from any other security interest other than any Permitted Security Interest, creates the security interests set out below in favour of Laurus.

2.1      Real Property

(a)      It charges all the Mortgaged Property, by way of first legal mortgage.

(b) It charges all Real Property now vested in it and not effectively mortgaged by clause 2.1(a) and all Real Property acquired by it after the date of this Deed, by way of first fixed equitable charge.

2.2      Other fixed charge(s)

         It charges by way of first fixed charge all its rights (to the extent they are not the subject of a mortgage or an assignment under clause
         2.1 (Real Property), under or in respect of:

         (a)      its Tangible Movable Property;

         (b)      its Insurances;

         (c)      its Charged Investments;

         (d)      its Intellectual Property Rights;

         (e) each of the Relevant Documents to which it is a party or under or in respect of which it has any rights;

         (f) all bills of exchange and other negotiable instruments held by it;

         (g) all present and future authorisations and consents held in connection with its business of or the use of any Security Asset (but excluding any such licence which requires the consent of the licensor for the creation of security over this Deed and in respect of which such consent has for the time being not been obtained), and the right to recover and receive all compensation which might be payable to it in respect of such licences;

         (h)      its goodwill;

         (i)      its uncalled capital; and

         (j) all claims, causes and rights of action and all judgments arising under or in connection with any of the foregoing.

3.       FLOATING CHARGE

3.1      Creation of floating charge

         As continuing security for the full and punctual payment, performance and discharge of all Secured Liabilities, the Company, with full title guarantee and, subject to any Permitted Security Interest, free from any other security interest, charges in favour of Laurus by way of first floating charge, its Receivables, its Bank Accounts and all its present and future assets, property, business, undertaking and uncalled capital, and all rights and interests in any of the foregoing, including all the Security Assets expressed to be mortgaged or charged by clause 2 (Creation of Fixed Security).

3.2      Ranking

         The floating charge created by the Company in clause 3.1 (Creation of floating charge) shall rank behind all the fixed charges and mortgages created by clause 2 (Creation of Fixed Security) but shall rank in priority to any other security created by it after the date of this Deed, except for any Permitted Security Interest and any security ranking in priority in accordance with clause 15.7 (Borrow money).

3.3      Crystallisation by notice from Laurus

         Laurus may, at any time after any Enforcement Event has occurred and is continuing or if Laurus reasonably considers any of the Security Assets to be in danger of being seized or sold under any form of distress, attachment, execution or other legal process or to be otherwise in jeopardy, convert the floating charge created by clause 3.1 (Creation of floating charge) into a fixed charge on all or such of the Security Assets of the Company as shall be specified (whether generally or specifically) by notice to the Company.

3.4      Automatic crystallisation

         In the event that, without the prior written consent of Laurus (such consent not to be unreasonably withheld or delayed):

         (a) the Company creates or permits to subsist any security interest, other than a Permitted Security Interest, over or with respect to any of the Security Assets, or attempts to do so; or

         (b)      any  person   levies  or  attempts   to  levy  any   distress,
                  attachment, execution or other legal process against any of the Security Assets; or

         (c)      an administrator is appointed in respect of the Company,

         the floating charge created by this Deed shall, with effect from the instant before such event occurs, automatically convert into a fixed charge over the Security Assets which are the subject of such security interest or process or, in the case of the appointment of an administrator, over all of the Security Assets.

3.5      Qualifying floating charge

         Paragraph 14 of Schedule B1 to the Insolvency Act applies to the floating charge created by this Deed.

4.       PERFECTION OF SECURITY

         The Company gives to Laurus the undertakings in this clause 4, which shall remain in force from the date of this Deed for so long as any of the Secured Liabilities is outstanding or any security interest created under this Deed has not been released or discharged.

4.1      Existing Real Property

(a) Documents of title: It shall deposit with Laurus, as security for the Secured Liabilities, all deeds and documents evidencing its title and interest in the Mortgaged Property and all its other Real Property promptly upon execution of this Deed or, if later, promptly upon those deeds or documents first being received by it or held to its order.

(b) H.M. Land Registry: It and Laurus shall apply forthwith to H.M. Land Registry for each of the following to be entered on the register of the title to the Mortgaged Property and all of its other Real Property registered under the Land Registration Act 2002:

         (i)      Fixed charge: A notice in the following terms:

                  "No disposition of the registered estate by the proprietor of the registered estate or by the proprietor of any registered charge is to be registered without a written consent signed by the proprietor for the time being of the charge dated [the date of this Deed] in favour of Laurus Master Fund, Ltd. referred to in the charges register or, if appropriate, signed on such proprietor's behalf by its secretary";

         (ii) Floating charge: A notice of the floating charge created by this Deed; and

         (iii) Further advances: A notice of the obligation to make further advances.

(c) Leasehold property: It shall notify the landlord of any leasehold property having a remaining term of not less than three years and forming part of the Security Assets, and use reasonable endeavours to obtain written confirmation, in form reasonably satisfactory to Laurus, from each landlord that it consents to the security created or evidenced by this Deed.

4.2      Future Real Property

(a)      Notification: It shall promptly notify Laurus:

         (i) of any contract for the acquisition by it or its nominee of any estate or interest in any Real Property immediately upon execution of this Deed, or, if later, immediately upon entering into any such contract in future; and

         (ii) upon becoming entitled to acquire legal title to any such estate or interest and take such steps as Laurus reasonably may require to vest such title in the Company or, following an Enforcement Event that is continuing, in Laurus or such other person Laurus may direct.

(b) Security documents: It shall execute and deliver, or procure that there is executed, and delivered to Laurus, one of the following in respect of such estate or interest:

         (i) if such estate or interest relates to Real Property in England or Wales, a first legal mortgage in the form reasonably required by Laurus which will be supplemental to and on the terms and conditions of this Deed; and

         (ii) if such estate or interest relates to Real Property outside England and Wales, an instrument appropriate to create a similar security (to the extent available) in that jurisdiction in favour of Laurus containing such terms and conditions as Laurus may reasonably require, in each case to secure the payment and discharge of the Secured Liabilities.

(c) Registration: If title to such estate or interest is (either before or after its acquisition) registered or required to be registered under the Land Registration Act 2002, it shall:

         (i) promptly notify Laurus of the title number as soon as it is available; and

         (ii) when applying to H.M. Land Registry for registration request H.M. Land Registry to enter a notice of this Deed, the restriction referred to in clause 4.1(b) (H.M. Land Registry) and the notice of the obligation to make further advances referred to in clause 4.1(b)(iii) on the register in the form reasonably required by Laurus.

(d) Security trust: It shall, pending deposit of deeds and documents in accordance with clause 4.1(a) (Documents of title) and execution of any security documents referred to in clause 4.2(b) (Security documents), hold all its estate and interest in the relevant Real Property upon trust for Laurus, as security for the Secured Liabilities.

4.3      Tangible Moveable Property

(a) Lessor waivers: It shall (if any Tangible Moveable Property, which is subject to a fixed charge under this Deed, is located on leasehold premises) use reasonable endeavours to obtain written confirmation from the lessor of those premises that it waives absolutely all rights it may have now or at any time in the future over any of that Tangible Moveable Property.

4.4      Insurances

(a) Insurances: It shall use reasonable endeavours to procure that the fixed charge created by this Deed is noted on all Insurances effected and maintained in its name.

(b) Documents: It shall promptly supply to Laurus on request copies of each receipt issued to it for all premiums payable by it under, and a certified copy of, each policy relating to Insurances in its name or in which it has an interest.

4.5      Relevant Documents

(a) Notice to contract counterparties: It shall if requested by Laurus promptly give notice in or substantially in the form set out in Part 1 of Schedule 4 (Notice of Assignment of Relevant Documents), duly completed, to any counterparty to a Relevant Document specified by Laurus provided that (i) no such notice shall be given to Stiefel until Stiefel's consent to the assignment of the Stiefel Contracts hereunder has been obtained (which consent the Company shall use all reasonable endeavours to obtain) and (ii) no such notice shall be given to any counterparty to a contract at present subject to the Venture Finance Factoring Arrangements for so long as the Venture Finance Factoring Arrangements subsist; and

(b) Acknowledgements and Direct Agreements: It shall use all reasonable endeavours to procure that each of the addressees of that notice promptly acknowledges that notice in writing to Laurus by executing and delivering to Laurus an acknowledgement in the form set out in Part 2 of Schedule 4 (Notice of Assignment of Relevant Documents) (or in such other similar form as Laurus may in any particular case require) so as to complete a Direct Agreement.

(c) Notwithstanding any other provision of this Deed, if a provision of a Relevant Document, or a document that this Deed requires or that Laurus requests to become a Relevant Document prohibits the exercise of, or limits in any way (or purports to do so), the right of the Company to transfer its rights or obligations under or concerning that document, nothing in this Deed obliges the Company to give notice described in paragraph (a), or to procure the execution of either or both of the acknowledgement described in paragraph (b) or a Direct Agrement, until the relevant counterparty has consented to that document becoming a Relevant Document. The Company must use reasonable endeavors to obtain that consent.

4.6      Charged Investments

(a) Further Charged Investments: The Company shall notify Laurus of its intention to acquire any Investments, and immediately upon its acquiring the same, they shall become Charged Investments. Within five Business Days of the Company's acquisition of such Investments, it shall deliver to Laurus or such agent or custodian as it may specify:

         (i) all certificates, documents of title and other documentary evidence of ownership in relation to the acquired Investments;

         (ii) transfers of the such Investments duly executed by it or its nominee with the name of the transferee left blank or, if Laurus so requires, in favour of Laurus (or Laurus' nominee) and duly stamped; and

         (iii) all other documents Laurus may require to enable Laurus (or Laurus' nominee) or any purchaser to be registered as the owner of, or otherwise to obtain legal title to, the acquired Investments.

(b) Notification and registration: Within five business days of the acquisition of any Further Charged Investments it shall:

         (i) enter in the register kept in accordance with section 407 of the Companies Act 1985 details of the security interests created under this Deed;

         (ii)     notify  any   nominee  or   custodian   holding   any  Charged
                  Investments on its behalf that they are held as security pursuant to provisions of this Deed; and

         (iii) notify any subsequent chargee or person acquiring any interest whatsoever in the Charged Investments of the security created pursuant to this Deed.

(c) Derived Investments: It shall also, in relation to any Derived Investments, perform each of the obligations set out in paragraphs (i) to (iii) of clause 4.6(a) (Further Charged Investments) and paragraphs
         (i) to (iii) of clause 4.6(b) (Notification and registration) within five Business Days of the accrual, offer, issue or payment or other receipt by it, of any Derived Investments.

4.7      Further assurance

         In addition and without prejudice to any other provision of this Deed, it shall, at the reasonable request of Laurus or any Receiver but at its own cost, promptly take whatever action Laurus or any Receiver may from time to time reasonably require:

         (a) to ensure that the security intended to be constituted by this Deed is and remains valid, legally binding and enforceable;

         (b) to perfect, preserve or protect the security interests constituted or intended to be conferred on Laurus by or pursuant to this Deed or the priority of such security interests; and

         (c) to facilitate the exercise of any and all of the rights vested or intended to be vested in Laurus or any Receiver by or pursuant to this Deed and to facilitate the realisation of the Security Assets, and for such purposes it shall in particular, but without limitation, execute all such documents, transfers, conveyances, assignments and assurances in respect of the Security Assets, and give all such notices, orders, instructions and directions as Laurus or any Receiver may reasonably consider necessary. The obligations of the Company under this clause 4.7 shall be in addition to and not in substitution for the covenants for further assurance deemed to be included in this Deed by virtue of the Law of Property (Miscellaneous Provisions) Act 1994.

4.8      Specific security

         Without prejudice to the generality of clause 4.7 (Further assurance), it shall, at its own cost, promptly execute and deliver to Laurus, in such form as Laurus may reasonably require, such other security over such of its assets and rights as shall be reasonably required by Laurus (whether generally or specifically, and whether for the purpose of obtaining legal title to the relevant assets or rights, creating security which is effective under the laws of a foreign jurisdiction, or otherwise).

5.       NATURE AND PROTECTION OF SECURITY; INSOLVENCY ACT 2000

5.1      Continuing security

         The security created by this Deed shall be a continuing security and will extend to the ultimate balance of all the Secured Liabilities regardless of any intermediate discharge or payment in whole or in part.

5.2      Additional security

         The security created by this Deed and the rights given to Laurus under this Deed shall be in addition to and shall not prejudice, or be prejudiced by, any other security or guarantee or any other right which Laurus has respect of or in connection with any or all of the Secured Liabilities. All such rights may be exercised from time to time as often as Laurus may deem expedient.

5.3      Immediate recourse

         Laurus need not, before exercising any of the rights, title, benefit and interest conferred upon it by this Deed or by law (i) take action or obtain judgement against the Company or any other person in any court, (ii) make or file any claim or proof in the liquidation of the Company or any other person or (iii) enforce or seek to enforce the recovery of the moneys and liabilities hereby secured or enforce or seek to enforce any other security interest or guarantee.

5.4      Exercise of rights

(a) Each of the mortgages and charges on the terms set out in clause 2 (Creation of Fixed Security) constitutes and effects an immediate and full mortgage charge of the Security Assets and shall be effective, and the security intended to be created by this Deed shall be constituted, immediately upon its execution.

(b) Notwithstanding but without prejudice to paragraph (a) above Laurus agrees that, subject to paragraph (c) below, the Company shall continue to be entitled to receive payments and to exercise all of the rights, powers, discretions, claims and remedies which would (but for this Deed) be vested in the Company under and in respect of the Security Assets unless and except to the extent that either:

         (i) any such exercise is prohibited by or would contravene, or result in a contravention of, or would conflict with the rights of Laurus under, any provision of any other document to which both Laurus and the Company are parties or amongst the parties; or

         (ii) Laurus requires otherwise following the occurrence of an Enforcement Event that is continuing.

(c) Nothing in this clause 5.4 limits or affects the rights of Laurus under clause 14 (Enforcement Events) to clause 19 (Application of Enforcement Proceeds) (inclusive).

5.5      Performance of the Company's obligations

(a) The Company shall remain at all times bound by and liable to perform all of the obligations and liabilities assumed by it under or in respect of the Security Assets to the same extent as if the security Laurus created pursuant to this Deed had not been created.

(b) The exercise by Laurus or any Delegate or any Receiver, or any of its or their agents or nominees, of any of the rights, benefits, interests or claims created pursuant to this Deed shall not release the Company from any of its obligations towards Laurus.

(c) Laurus shall not by reason of this Deed or anything arising out of this Deed or anything done or in connection with it, have any obligation or liability whatsoever to any person (including the Company) to:

         (i) perform any of the obligations assumed by the Company under or in respect of the Secured Liabilities or the Security Assets;

         (ii) enforce payment or performance of any obligations of any person or party to any of the Secured Liabilities; or

         (iii) make any enquiry as to the nature or sufficiency of any payment received by it under or in respect of this Deed or any of the Security Assets or to make any claim or take any action to collect any moneys or to exercise any of the rights assigned to Laurus to which Laurus may be at any time entitled pursuant to this Deed, or to make any payment in respect of the Security Assets.

(d) The provisions of this clause 5.5 shall apply notwithstanding any other provision of this Deed or any contrary or inconsistent provision of any other agreement or document.

5.6      Waiver of defences

         Without prejudice to the other provisions of this clause 5, neither this Deed nor the security created under this Deed nor the liability of the Company for the Secured Liabilities shall be prejudiced or affected by:

         (a) any variation or amendment of, or waiver or release granted under or in connection with, any other security or any guarantee or indemnity or other document; or

         (b) any time or waiver granted, or any other indulgence or concession granted, by Laurus to the Company or any other person; or

         (c) the taking, holding, failure to take or hold, varying, realisation, non-enforcement, non-perfection or release by Laurus or any other person of any other security or any guarantee or indemnity or other document; or

         (d) the insolvency, administration, reorganisation, liquidation or dissolution of, or any analogous proceeding in respect of the Company or any other person; or

         (e)      any change in the constitution of the Company; or

         (f) any amalgamation, merger or reconstruction that may be effected by Laurus with any other person, including any reconstruction by Laurus involving the formation of a new company and the transfer of all or any of its assets to that company, or any sale or transfer of the whole or any part of the undertaking and assets of Laurus to any other person; or

         (g) the existence of any claim, set-off or other right the Company may have at any time against Laurus or any other person; or

         (h) the making or absence of any demand for payment or discharge of any Secured Liabilities on the Company or any other person, whether by Laurus or any other person; or

         (i) any arrangement or compromise entered into by Laurus with the Company, or any other person; or

         (j) any other thing done or omitted or neglected to be done by Laurus or any other person or any other dealing, fact, matter or thing which, but for this provision, might operate to prejudice or affect any of the security interests created under this Deed or the liability of the Company for the Secured Liabilities.

5.7      New account

         At any time after:

         (a) Laurus receives, or is deemed to be affected by notice (either actual or constructive) of any subsequent security interest or any disposition affecting any Security Asset, or part thereof or interest therein; or

         (b)      the   commencement   of   the   insolvency,    administration,
                  reorganisation,   liquidation  or   dissolution   of,  or  any
                  analogous proceeding in respect of, the Company,

         Laurus may open a new account in the name of the Company (whether or not it permits any existing account to continue). If Laurus does not open such a new account, it shall nevertheless be treated as if it had done so at the time when the notice was received or was deemed to have been received or, as the case may be, the insolvency, administration, reorganisation, liquidation, dissolution or other proceeding commenced. As from that time, all payments made by the Company to Laurus or received by Laurus for the account the Company shall be credited or treated as having been credited to the new account and will not operate to reduce the amount secured by this Deed at any time.

5.8      Non-competition

(a) Until all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full, the Company shall not (other than with the prior written consent of Laurus (such consent not to be unreasonably withheld or delayed) and pursuant to and in accordance with the Security Documents):

         (i) claim, rank, prove or vote as a creditor of any other party to the Security Documents or its estate; or

         (ii) receive, claim or have the benefit of any payment, distribution or security from or on account of any such party, or exercise any right of combination, counter-claim, "flawed-asset" arrangement or set-off as against such party.

(b) The Company will hold on trust for, and forthwith pay or transfer to, Laurus any payment or benefit of security received by it contrary to the above. If the Company exercises any right of set-off, counterclaim or combination contrary to the above, it will promptly pay an amount equal to the amount set-off, counterclaimed or combined to Laurus.

5.9      Further advances

         The security created by this Deed is intended to secure further advances. Subject to the terms of the Security Documents Laurus shall perform its obligations under the Security Documents (including any obligation to make available further advances).

5.10     Insolvency Act 2000

         Notwithstanding the other provisions of this Deed, if the Company becomes an Eligible Company, the obtaining of a moratorium, or anything done with a view to obtaining a moratorium, in relation to a voluntary arrangement under the Insolvency Act for the Company, will by itself not:

         (a) cause any floating charge granted by the Company under this Deed to crystallise, nor

         (b) cause restrictions in this Deed which would not otherwise apply to be imposed on the disposal of property by the Company, nor

         (c)      be a ground for the appointment of a Receiver of the Company.

                                    SECTION 3
                                    COVENANTS

6.       GENERAL COVENANTS

         The undertakings in this clause 6 are given to Laurus by the Company and will remain in force from the date of this Deed for so long as any of the Secured Liabilities is outstanding or any security interest created under this Deed has not been released or discharged.

6.1      Authorisations

         It shall promptly:

         (a) obtain, comply with and do all that is necessary to maintain in full force and effect; and

         (b)      supply certified copies to Laurus of,

         any authorisation required under any law or regulation of to enable it to create security and perform its obligations under this Deed and to ensure the legality, validity, enforceability or admissibility in evidence of this Deed subject to any qualifications as to matters of law contained in any legal opinion issued to Laurus in connection with this Deed and the security created under this Deed.

6.2      Compliance with laws

         It shall comply in all respects with all laws and regulations to which it may be subject, if failure so to comply would materially impair the security created under or evidenced by this Deed or its ability to perform its obligations under this Deed or would impose any liability or obligation on Laurus.

6.3      Negative pledge

(a) Creation of security interests: It shall not create or permit to subsist any security over any of the Security Assets, without the prior written consent of Laurus (such consent not to be unreasonably withheld or delayed).

(b) Transactions in the nature of security: It shall not without the prior written consent of Laurus (such consent not to be unreasonably withheld or delayed):

         (i) sell, transfer or otherwise dispose of any of the Security Assets or its other assets on terms whereby they are or may be leased to or re-acquired by it,

         (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms;

         (iii) other than in relation to bank accounts operated by it in the ordinary course of its business, enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

         (iv) enter into any other preferential arrangement having a similar effect in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c) Exceptions: Paragraphs (a) and (b) above do not apply to the security created by or pursuant to this Deed or:

         (i) any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances;

         (ii) any lien arising by operation of law and in connection with any trade transaction entered into in the ordinary course of business;

         (iii)    the Existing Debenture;

         (iv) any other security interests arising under the Venture Finance Factoring Arrangements;

         (v) any lien by operation of law or by a contract having an equivalent effect and in the ordinary course of business either securing amounts not more than 30 days overdue or, if more than 30 days, are being contested in good faith by appropriate means;

         (vi) pledges over and assignments of documents of title, insurance policies and sale contracts in relation to commercial goods created or made in the ordinary course of business to secure the purchase price of those goods or loans to finance the purchase price of those goods;

         (vii)    any  security   interest   arising  out  of  title   retention
                  provisions in a supplier's conditions of supply in respect of goods acquired by it in the ordinary course of business;

         (viii) any security interest over any asset which is developed or improved by it after the date of this Deed but only if the security interest is to secure financing for the development or improvement concerned;

         (ix) any security interest securing taxes and other governmental levies and arising by statute but only if the taxes and levies are not more than 60 days overdue or, if longer, are being contested in good faith by appropriate measures and sufficient reserves in cash or other liquid assets are available to pay the amount of those taxes or levies; or

         (x) any security interest created over one or more of the rights to receive, or the proceeds of, refunds or returns of insurance premiums where such security interest is granted in favour of a party providing finance for the sole purpose of funding insurance premiums.

6.4      Disposals of assets

(a) Restrictions: It shall not enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, transfer, assign, lease, licence or otherwise dispose of any interest in any of the Security Assets or any other asset.

(b) Exceptions: Paragraph (a) above does not apply to any sale, transfer, assignment, lease, licence or other disposal prior to any Enforcement
         Event:

         (i) which is made, in the ordinary course of trading, in respect of assets which are not expressed to be subject to any fixed charge created or evidenced by or pursuant to this Deed;

         (ii)     which is permitted under clause 6.3 (Negative pledge);

                  (x) disposals of assets in exchange for (or disposals of assets for cash and the application within six months of the cash in the acquisition of) other assets comparable or superior as to type, value and quality; or

                  (y) disposals of obsolete assets no longer required in its business;

         (iii) where the net proceeds of that disposal are applied against the Secured Liabilities;

         (iv) disposals of cash raised or borrowed for the purposes for which it was raised or borrowed; or

         (v) (while the Venture Finance Factoring Agreement remains in effect) disposals of debts pursuant to the Venture Finance Factoring Agreement.

6.5      Mergers

         It shall not, without the prior written consent of Laurus (such consent
         not  to  be   unreasonably   withheld   or   delayed).enter   into  any
         amalgamation, demerger, merger or corporate reconstruction.

6.6      Conduct of business

(a) Proper conduct: It shall carry on and conduct its affairs and business, in a proper and efficient manner.

(b) Change of business: It shall procure that no substantial change is made to the general nature of the business of the Company from that carried on at the date of this Deed.

(c) Payments: It shall punctually pay, as they become due, all debts and liabilities which by law would have priority over all or any part of the Secured Liabilities.

(d) Litigation: It shall promptly notify Laurus of any litigation, arbitration or administrative proceedings commenced, pending or threatened against it and any other event which could reasonably have a material adverse effect on it.

(e) Venture finance: It shall not amend or agree to any amendment of the Venture Finance Factoring Agreement without the consent of Laurus (such consent not to be unreasonably withheld or delayed).

6.7      Security Assets

(a) Good repair: It shall keep or cause to be kept in good and substantial repair and good working order all the material Security Assets.

(b) Inspection: It shall ensure that any authorised representative of Laurus is able at all reasonable times to view the state of repair of the Security Assets.

(c) Outgoings: It shall punctually pay, as they become due, all rent, rates, taxes, assessments, impositions and outgoings payable in respect of the Security Assets, and produce to Laurus within a reasonable period following a demand the related receipts.

(d) Fixtures: It shall not fix or permit the affixing of any of the Security Assets to any Real Property which is not itself a Security Asset.

(e) Compliance: It shall comply in all material respects with the terms of all material obligations, covenants, authorisations and other conditions to which the Security Assets and their usage and enjoyment are subject.

(f) Other impairment or prejudice: It shall not do, or suffer to be done, anything which could materially depreciate, impair or prejudice any of the security created or the position of Laurus under this Deed.

6.8      Accounts and other information

(a) Accounts, records and inspection: It shall keep such accounting records and prepare such accounting statements as are required by law and permit representatives of Laurus at all reasonable times and on reasonable notice to inspect and take copies of such records and statements.

(b) Annual financial statements: It shall, as soon as they become available and in any event within 5 months after the end of each of its financial years, deliver to Laurus its audited accounts and, if applicable, audited consolidated accounts of those companies and other undertakings for which it produces, or is required by law to produce, audited consolidated accounts, as at the end of and for that period, in each case comprising accounting statements complying with clause 6.8(a) (Accounts, records and inspections) above together with the auditors' report and the report of its directors relating to that period.

(c) Shareholders reports: At the same time as any circular, document or other written information (including any half-yearly or interim report on its activities) is sent to its shareholders, loan stockholders or debenture holders (or any class of them) in their capacity as such, it shall deliver a copy to Laurus.

(d) Other information: It shall promptly deliver to Laurus such other information relating to its business, affairs, financial condition, assets and liabilities or those of any of its Subsidiaries as Laurus may from time to time request to enable Laurus to verify the existence and condition of the Security Assets and monitor the performance by the Company with its obligations under this Deed.

7.       COVENANTS RELATING TO REAL PROPERTY

         The undertakings in this clause 7 are given to Laurus by the Company and will remain in force from the date of this Deed for so long as any of the Secured Liabilities is outstanding or any security interest created under this Deed has not been released or discharged. All such undertakings are given with the intent that they apply in relation to all Real Property now vested in or acquired by it after the date of this Deed.

7.1      Fabric of buildings

(a) Repair: It shall keep or cause to be kept all buildings and Fixtures from time to time owned by it on or in any of its Real Property and all other material plant, machinery, equipment and other assets owned by it in or on that Real Property in good and substantial repair and good working order.

(b) Alterations: It shall not make or permit any material alteration or addition to any of its Real Property nor commit, or permit any person to commit, any waste upon or injure or in any manner or by any means lessen the value of its Real Property or sever from any of its Real Property any Fixtures except for the purpose of replacing them as soon as practicable with others of equal or greater value.

         Nothing in this clause affects any alteration or addition required by applicable law, and, in the case of Leasehold Property, anything consented, or agreed, to by the relevant landlord.

(c) Inspection: If it fails to perform any term affecting the Real Property or any Fixture, It shall permit any authorised representative of Laurus at any reasonable time to enter any of its Real Property for any purpose without becoming liable to account as a mortgagee in possession and to inspect and test any work being carried out and, in case any breach of covenant, defect, disrepair or unauthorised alteration, improvement or addition shall be found, remedy all such breaches and execute all such repairs or removals as Laurus may reasonably require within 90 days after receiving notice thereof (or immediately, in case of emergency).

7.2      Statutes

(a) Compliance: It shall comply in all material respects with the provisions of all statutes and the requirements of any competent authority affecting any of its Real Property or the use of, or anything done on, any of its Real Property.

(b)      Planning   Acts:   It  shall   without   prejudice  to  clause   7.2(a)
         (Compliance):

         (i) comply with the Planning Acts but not make any application for, or implement, any consent or permission under the Planning Acts without the prior written consent of Laurus (such consent not be unreasonably withheld or delayed);

         (ii) not enter into any agreement under section 106 of the Town and Country Planning Act 1990, section 33 of the Local Government (Miscellaneous Provisions) Act 1982 or section 38 of the Highways Act 1980, without the prior written consent of Laurus (such consent not be unreasonably withheld or delayed); and

         (iii) pay and satisfy in accordance with its terms any charge that may be imposed under the Planning Acts.

(a) Consents and approvals: It shall ensure that all necessary consents and approvals under all statutes and the regulations and codes of practice of any competent authority affecting any of its Real Property have been obtained and are complied with, and produce within a reasonable period following a demand such evidence as Laurus may reasonably require to satisfy itself that such consents and approvals have been obtained and are complied with.

7.3      Leasehold property

(a) Rent and other obligations: It shall pay the rents and observe and perform all material covenants, conditions, agreements or obligations on its part to be observed and performed contained in any lease under which any of its Real Property is held and any licence or consent given thereunder, and use all reasonable efforts to enforce observance and performance of the lessor's covenants in any such lease, licence or consent.

(b) Applications for licences and approvals: It shall not apply for any licence, consent or approval under any such lease or any superior lease without the prior written consent of Laurus (such consent not to be unreasonably withheld or delayed).

(c) Forfeiture and re-entry: It shall promptly give notice to Laurus if it receives notice under section 146 of the LPA 1925 or any proceedings are commenced for forfeiture of any such lease or any superior lease or the lessor or any superior lessor re-enters or attempts to re-enter thereunder, and at the request of Laurus but at the cost of the Company, take such steps as Laurus may reasonably require in relation thereto.

7.4      Power of leasing

         It shall not, without the prior written consent of Laurus (such consent not to be unreasonably withheld or delayed), exercise any of the powers of leasing or agreeing to lease vested in or conferred on mortgagors by common law or by statute or create or suffer to be created a tenancy of any description of any of its Real Property or confer or permit to be conferred upon any person any contractual licence, right or interest to occupy or use or grant any licence or permission to assign, underlet or part with possession of the whole or any part of its Real Property or agree to do any of the foregoing[, and sections 99 and 100 of the LPA 1925 shall not apply to this Deed.

7.5      Letting Documents

(a) Surrender: It shall not accept or agree to accept the surrender of any of the Letting Documents without the prior written consent of Laurus (such consent not to be unreasonably withheld or delayed).

(b) Compliance: It shall observe and perform all material covenants, conditions, agreements or obligations on its part to be observed and performed and contained in any of the Letting Documents.

(c) Enforcement of rental and other obligations: It shall collect the moneys due under all the Letting Documents and take reasonable steps to enforce (and not waive, release, modify, terminate or suspend any provision of, or performance of, any of) the covenants, conditions, agreements and obligations contained in or imposed by any of the Letting Documents or any guarantee in respect of the obligations of any tenant, lessee or licensee thereunder, and give prompt notice to Laurus in writing of any breach or non-observance by other parties thereto together with the Company's proposals for causing the same to be remedied and, subject to Laurus' written approval (such consent not to be unreasonably withheld or delayed) of such proposals, implement them at the Company's cost to the reasonable satisfaction of Laurus.

(d) Set off and withholdings: It shall give prompt notice to Laurus if any tenant, lessee or licensee withholds rent or exercises any right of set-off against sums payable under any of the Letting Documents or purports, attempts or threatens to do so.

(e) Licences and consents: It shall not give any licence, consent or approval under any of the Letting Documents without the prior written consent of Laurus (such consent not to be unreasonably withheld or delayed).

(f) Occupation: It shall deliver to Laurus within 7 days of demand full particulars of all agreements, leases, tenancies or licences to occupy materially affecting any of its Real Property.

7.6      Compulsory acquisition.

         It shall not without the prior written consent of Laurus (such consent not to be unreasonably withheld or delayed) enter into any negotiations with any competent authority with regard to the compulsory acquisition of any of its Real Property or consent to the compulsory acquisition of any of its Real Property.

7.7      Outgoings

         It shall promptly pay all rates, Taxes, duties, charges, assessments and other outgoings payable in respect of its Real Property, as and when they become due and payable.

7.8      Security interests

         It shall comply with:

         (a) all material obligations, covenants, exceptions, reservations, licences, approvals, consents, stipulations, restrictions and conditions relating to any of its Real Property or the use or enjoyment of any of its Real Property or imposed upon it as owner, tenant, occupier or user, as the case may be, of any of its Real Property; and

         (b) its material obligations under any security having priority to the security created under this Deed.

8.       COVENANTS RELATING TO INSURANCES

         The undertakings in this clause 8 are given to Laurus by the Company and will remain in force from the date of this Deed for so long as any of the Secured Liabilities is outstanding or any security interest created under this Deed has not been released or discharged. All such undertakings are given with the intent that they apply in relation to all Insurance now vested in or acquired by it after the date of this Deed.

8.1      Scope

         It shall effect and maintain:

         (a) such insurance against loss or damage to its Real Property (including all construction work in progress) and such other insurances in respect of its assets as are normally maintained by, and in respect of such risks as are normally insured against by, prudent companies carrying on similar businesses to that of the Company; and

         (b) any other insurances in respect of such risks as Laurus may reasonably require,

         with insurers previously approved by Laurus (such approval not to be unreasonably withheld or delayed) and, if Laurus so requires (and if applicable), in the joint names of Laurus and the Company, in such amounts and on such terms as Laurus may reasonably require.

8.2      Policy terms and endorsements

         It shall take reasonable steps to ensure that each insurance policy maintained pursuant to clause 8.1 (Scope) shall provide that the insurance shall not, as against Laurus, be rendered void, voidable or unenforceable by reason of any act, omission, breach of warranty or non-disclosure by it or any other person and that:

         (a) Laurus will not in any circumstances be liable for the relevant premiums;

         (b) all moneys payable by the insurer at any time after an Enforcement Event has occurred and is continuing will be paid to Laurus; and

         (c) the insurer will not permit the policy to lapse or attempt to avoid it without giving at least 28 days' notice to the
                  Company (following receipt of which, the company shall promptly notify Laurus of it).

8.3      Non-avoidance

         It shall not do or omit to do, or permit or suffer to be done or omitted to be done, anything which might render any of its insurances void, voidable or unenforceable.

8.4      Documents

         It shall deposit with Laurus within a reasonable period following a demand a certified copy of all insurance policies effected by it and the related premium receipts.

8.5      Application of proceeds

         It shall pay or cause any moneys received from any insurances (whether or not effected pursuant to this clause 8) to be applied towards making good the loss or damage in respect of which the moneys were received or, if an Enforcement Event has occurred and is continuing, paid to Laurus towards the discharge of the Secured Liabilities which shall for such purpose be deemed to be immediately due and payable.

9.       COVENANTS RELATING TO RECEIVABLES AND BANK ACCOUNTS

         The undertakings in this clause 9 are given to Laurus by the Company and will remain in force and take effect subject to the Venture Finance Factoring Arrangements, the Existing Debenture and the Deed of Priority from the date of this Deed for so long as any of the Secured Liabilities is outstanding or any security interest created under this Deed has not been released or discharged. All such undertakings are given with the intent that they apply in relation to the Bank Accounts and all Receivables now vested in or acquired by it after the date of this Deed.

9.1      Collection of debts

         It shall, unless and except to the extent that Laurus may otherwise direct, get in and realise (which shall not include or extend to selling or assigning or in any other way factoring or discounting other than the Venture Finance Factoring Arrangements), all Receivables and other income arising in the ordinary course of its business and hold the proceeds of such getting in and realisation (until payment in accordance with clause 9.2 (Payment into designated account) upon trust for Laurus.

9.2      Payment into designated account

         It shall pay the proceeds of such getting in and realisation into such Bank Account or Bank Accounts (which may or may not be with Laurus) as may be specified in writing by Laurus from time to time (collectively the "Special Accounts").

9.3      Conversion of floating charge to fixed charge

         In the event that Laurus converts the floating charge created by clause
         3.1 into a fixed charge pursuant to clause 3.3 then immediately upon such conversion, except with the prior written consent of Laurus (such consent not to be unreasonably withheld or delayed), it shall not do or agree or seek to do any of the following:

         (a) withdraw or require repayment of all or any part of any credit balance on any Bank Account and Laurus will not be under any obligation to permit any amount to be withdrawn or paid out of any Bank Account; or

         (b) except for the security created under this Deed any Permitted Security Interest, create or permit to subsist any security over all or any of the Bank Accounts or the Receivables; or

         (c) compromise, compound, discharge, postpone, release, set-off, settle or subordinate any of its Receivables or waive its rights of action in connection with them, or do or omit to do anything which may delay or prejudice their full recovery; or

         (d) sell, assign, transfer, lend or dispose of (or otherwise cause or allow any person to acquire or gain a right to acquire) any right, title or interest in any of its assets, or enter into or permit to subsist any arrangement which would have the commercial effect of factoring or discounting the underlying Receivables or other income stream payable in respect of any such asset, other than pursuant to the Venture Finance Factoring Arrangements.

9.4      Preservation of security

         Following the occurrence of an Enforcement Event which is continuing, it shall, subject to the Venture Finance Factoring Arrangements, immediately on demand by Laurus:

         (a) deliver such documents relating to the Receivables and the Bank Accounts as Laurus may specify; and

         (b) execute and deliver a statutory assignment of all its present and future rights in and to any Receivables and Bank Accounts as Laurus may specify (either generally or specifically), and in the form specified by Laurus and give such notices to the relevant debtors and take all such other steps as Laurus may reasonably require to perfect or protect that assignment.

10.      COVENANTS RELATING TO CHARGED INVESTMENTS

         The undertakings in this clause 10 are given to Laurus by the Company and will remain in force from the date of this Deed for so long as any of the Secured Liabilities is outstanding or any security interest created under this Deed has not been released or discharged. All such undertakings are given with the intent that they apply in relation to all Charged Investments now vested in or acquired by it after the date of this Deed.

10.1     Calls

         It shall duly and promptly pay, and indemnify Laurus (and its nominees) against, all calls and other moneys which may lawfully be required to be paid and all other liabilities, costs and demands that may be sustained, incurred or made against Laurus (including its nominees and custodians) in respect of any of the Charged Investments; and if it fails to pay any such call or other moneys due within seven days of the due date Laurus may elect to make such payments on behalf of the Company.

10.2     Liabilities

         It shall remain liable to observe and perform all of the other conditions and obligations assumed by it in respect of any of the Charged Investments. Laurus shall not be required to perform or fulfil any obligation of the Company in respect of any Charged Investment.

10.3     Documents and information

         If Laurus reasonably requests (from time to time) the Company shall, within a reasonable period of receipt of that request, deliver to Laurus a copy of every circular, notice, report, set of accounts or other document in its possession concerning any of the Charged Investments.

10.4     Voting rights, dividends, etc.

(a) Prior to Enforcement: Until an Enforcement Event occurs and is continuing:

         (i)      all  voting  and  other   rights   relating   to  the  Charged
                  Investments may be exercised by the Company, or shall be exercised in accordance with its direction, for any purpose not inconsistent with the terms of this Deed; and

         (ii) the Company shall be entitled to receive and retain all dividends, interest and other distributions and income paid in respect of the Charged Investments.

(b)      Post  Enforcement:   If  an  Enforcement  Event  has  occurred  and  is
         continuing:

         (i) Laurus or, as the case may be, the Receiver shall be entitled (in the name of the Company and without further consent or authority from it) to exercise or direct the exercise of all voting rights and other rights now or at any time relating to the Charged Investments;

         (ii) the Company shall comply or procure the compliance with any direction of Laurus or, as the case may be, the Receiver in respect of the exercise of such voting and other rights and shall deliver to Laurus or, as the case may be, the Receiver such forms of proxy or other appropriate forms of authorisation to enable Laurus or, as the case may be, the Receiver to exercise such voting and other rights;

         (iii) Laurus shall be entitled to receive and retain all dividends, interest and other distributions and income paid in respect of the Charged Investments and apply them in or towards the payment or discharge of the Secured Liabilities;

         (iv) Laurus or, as the case may be, the Receiver shall be entitled and authorised to arrange for any of the Charged Investments which are in registered form to be registered in the name of Laurus or its nominee, if required by Laurus to perfect any of the security created under this Deed; and

         (v) Laurus or, as the case may be, the Receiver shall be entitled (under its powers of realisation) to transfer or cause the transfer of any of the Charged Investments to be transferred and registered in the name of any purchaser or transferee; and

         (vi) the Company shall promptly, at the request of Laurus, execute and sign all transfers, powers of attorney and other documents and give such instructions and directions as Laurus may require for perfecting Laurus' title to any of the Charged Investments or for vesting them in Laurus or any nominee or any purchaser or transferee.

10.5     Exceptions

         This clause 10 shall not apply to those Charged Investments which are held by the Company by way of temporary investment and which Laurus has agreed in writing shall not be subject to this clause 10.

11.      COVENANTS RELATING TO INTELLECTUAL PROPERTY RIGHTS

         The undertakings in this clause 11 are given to Laurus by the Company and will remain in force from the date of this Deed for so long as any of the Secured Liabilities is outstanding or any security interest created under this Deed has not been released or discharged. All such undertakings are given with the intent that they apply in relation to all Intellectual Property Rights now vested in or acquired by it after the date of this Deed.

11.1     Preservation of Intellectual Property Rights

         It shall do all things reasonably necessary to safeguard and maintain its Intellectual Property Rights now or hereafter used in or necessary for its business including:

         (a) maintaining any registerable Intellectual Property Rights on the relevant register, including, but without limitation, payment of all renewal fees due in respect thereof;

         (b) observing all covenants and stipulations relating to such Intellectual Property Rights;

         (c) obtaining all necessary registrations in relation to such Intellectual Property Rights; and

         (d) commencing and diligently prosecuting, and at all material times consulting with Laurus regarding the commencement and prosecution of, all proceedings necessary to prevent any infringement of any such Intellectual Property Rights or to recover damages in respect thereof.

 11.2    User agreements and licences

         It shall not, without the prior written consent of Laurus (such consent not to be unreasonably withheld or delayed), grant any exclusive registered user agreement or exclusive licence in relation to any such Intellectual Property Rights, other than in the ordinary course of its business.

11.3     Future Intellectual Property Rights

         It shall promptly notify Laurus of any existing or future contract for it to acquire (by licence or otherwise), or application to register, any Intellectual Property Rights.

12.      COVENANTS RELATING TO RELEVANT DOCUMENTS

         The undertakings in this clause 12 are given to Laurus by the Company and will remain in force from the date of this Deed for so long as any of the Secured Liabilities is outstanding or any security interest created under this Deed has not been released or discharged. All such undertakings are given with the intent that they apply in relation to all rights under Relevant Documents now vested in or acquired by it after the date of this Deed.

12.1     Amendments, termination and suspension

         It shall not amend, modify, give waivers, terminate or suspend any provision of or performance of any obligation under, or exercise any discretion under, any Relevant Document unless:

         (a) it has the prior written consent of Laurus (such consent not to be unreasonably withheld or delayed); or

         (b) it (i) is reasonably of the opinion that such amendment, modification, waiver, termination or suspension is unlikely to be to the detriment of Laurus, (ii) has given to Laurus not less than 30 (thirty) Business Days' prior written notice of such amendment, modification, waiver or termination and (iii) has not received any notification from Laurus that it is not satisfied with such documentation or that it objects to the relevant amendment, modification, waiver or termination or suspension. Laurus will be deemed to have given its consent under this paragraph (b) if it does not object in writing within ten Business Days of receiving the notice described in subparagraph (ii).

         The Company will notify Laurus in writing, not earlier than 90 (ninety) Business Days and not later than 60 (sixty) Business Days prior to such date, of the date on which any Relevant Document, or the substantive obligations of any other party thereto, will, in accordance with the terms of the Relevant Document, cease to have effect.

12.2     Enforcement of rights

         It will maintain and enforce its rights and exercise its discretions under the Relevant Documents where failure to do so likely to affect materially and adversely the ability of the Company to comply with any of its obligations in respect of the Secured Liabilities, or is likely to be material to the interests of Laurus. The Company will promptly notify Laurus upon its becoming aware that any party to a Relevant Document (other than the Company) intends, for any reason, to cease to comply (in whole or in part) with any of its obligations under a Relevant Document prior to any date on which such obligations would cease to have effect under the terms of the applicable Relevant Document.

12.3     Performance of obligations

         It will perform all its material obligations under the Relevant Documents.

12.4     Additional Relevant Documents

(A) Upon the termination or expiry of the Venture Finance Factoring Arrangements, Laurus may require that any Material Contract at present subject thereto become the subject of a fixed charge under this Deed. Thereafter such contracts will be Relevant Documents and the provisions of this Deed will apply to them accordingly.

(B) The Company will promptly notify Laurus of its intention to enter into any contract which on reasonable grounds is likely to be a Material Contract and, if Laurus so requests, will supply Laurus with full particulars thereof. Laurus may at any time after the Company has entered into any such contract to require that the same become the subject of a fixed charge under this Deed and thereafter the contract will become a Relevant Document and the provisions of this Deed will apply to it accordingly.

                                    SECTION 4
                               RELEASE OF SECURITY

13.      RELEASE

13.1     Release of Security Assets

         If:

         (a) all Secured Liabilities have been unconditionally and irrevocably paid or discharged in full and Laurus does not have any further liability or obligation to advance any funds to the Company; or

         (b) security or a guarantee for the Secured Liabilities, in each case acceptable to Laurus, has been provided in substitution for this Deed;

         then, subject to clause 13.2 (Reinstatement) and clause 13.3 (Retention of Security Assets), Laurus shall at the request and cost of the Company take whatever action is necessary to release the Security Assets, or such part thereof as may still be subsisting and vested in Laurus, from the security created under this Deed.

13.2     Reinstatement

(a) Any re-assignment, release, settlement or discharge (whether in respect of any of the Secured Liabilities or any security for those liabilities or otherwise) shall be conditional upon no payment to, or security provided to, Laurus in respect of the relevant Secured Liabilities being avoided, invalidated or reduced or required to be restored or paid away by virtue of any requirement having the force of law.

(b) Where any such re-assignment, release, settlement or discharge is made in whole or in part on the faith of any payment, guarantee, security or other disposition, transaction or arrangement which is or is required to be repaid, restored or otherwise avoided, invalidated or reduced by virtue of any requirement having the force of law, any such re-assignment, release, settlement or discharge of, or other arrangement in connection with, the Security Assets shall ipso facto be treated as null and void and shall for all purposes be deemed not to have occurred, and Laurus shall be entitled to recover the value or amount of any such payment, guarantee, security or other disposition and the relevant Secured Liability shall continue as if the re-assignment, release, settlement or discharge had not occurred.

13.3     Retention of Security Assets

         If the Company requests Laurus to release any Security Assets from this Deed following any payment or discharge made or security interest or guarantee given in relation to the relevant Secured Liabilities by any person (a "Relevant Transaction"), and which Laurus reasonably considers, on the basis of independent legal advice, to be likely to be avoided or invalidated or reduced or required to be restored or paid away by virtue of any requirement having the force of law, Laurus shall be entitled to retain and shall not be obliged to release any of the relevant Security Assets or the security constituted by this Deed until the expiry of the Retention Period in relation to that Relevant Transaction. If at any time before the expiry of that Retention Period any step has been taken for or with a view to the administration, liquidation or dissolution of such other person or any analogous proceeding in respect of such other person, then Laurus:

         (a) may continue to retain the relevant Security Assets and the security constituted by this Deed for a further period expiring on the later of the expiry of the Retention Period and the date on which all proceedings relating to such administration, liquidation, dissolution or other proceeding are determined; and

         (b) shall not be obliged during such period to release any of the relevant Security Assets from the security constituted by this Deed.

13.4     Retention Period

         For the purpose of clause 13.3 (Retention of Security Assets), "Retention Period" means, in relation to any Relevant Transaction, the period which commences on the date when that Relevant Transaction was made or given, and which ends on the date falling one month after the expiration of the maximum period within which that Relevant Transaction can be avoided, reduced or invalidated by virtue of any applicable law.

                                    SECTION 5
                                   ENFORCEMENT

14.      ENFORCEMENT EVENTS

         Immediately upon and at any time after:

         (a)      the occurrence of an Enforcement Event which is continuing or

         (b) the making of an application or the presentation of a petition for an administration order in relation to the Company or the giving or filing by any person of notice in relation to the appointment of an administrator of the Company, the security constituted by this Deed shall become enforceable and Laurus shall be entitled (whether or not it shall have taken possession or appointed a Receiver) without any further notice to exercise the power of sale and other powers conferred by section 101 LPA 1925 (as varied by this Deed) and all or any of its rights and powers set out in this clause 14 and clause 15 (Enforcement Powers) in relation to all or any part of the Security Assets or otherwise conferred by law on mortgagees, chargees or receivers.

15.      ENFORCEMENT POWERS

15.1     Exercise of powers

         At any time after the security constituted by this Deed becomes enforceable, Laurus shall be entitled, without notice to the Company, either itself (without first appointing a Receiver or notwithstanding the appointment of any Receiver) or acting jointly with or through the Receiver (or Receivers) or any Delegate (or Delegates), in the name or on behalf of the Company or otherwise and at the cost of the Company to exercise all or any of the rights, powers and discretions set out in this clause 15 to the fullest extent permitted by law.

15.2     Notice of Enforcement

         It may give any notice or notices to any person, giving directions (which shall apply to the exclusion of any directions given at any time by or on behalf of the Company, regarding the exercise of all or any of the rights, powers, discretions and remedies which would (but for this Deed) be vested in the Company under and in respect of the Security Assets.

15.3     Possession

         It may enter upon, take immediate possession of, get in and collect all or any of the Security Assets.

15.4     Carry on business

         It may manage and carry on any business of the Company (including the right to enter into any contract or arrangement and to perform, repudiate, rescind or vary any contract or arrangement to which the Company is a party) as it sees fit.


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                                       38


15.5     Deal with Security Assets

         It may sell, transfer, assign, redeem, exchange, hire out and lend the Security Assets, grant leases, tenancies, licences, rights of user and renewals (for any term and at any rent) and may accept surrenders of and re-enter upon leases, tenancies, licences and rights of user of the Security Assets, and otherwise apply, dispose of or realise any or all of the Security Assets (including in each case any Fixtures, which may be severed and sold separately from the Real Property containing them), either by public offer or auction, tender or private contract (with or without advertisement and in any lots) to any person (including Laurus) and for rents, premiums or other compensation or consideration (whether comprising cash, debentures or other obligations, investments or other valuable consideration of any kind, and whether payable or deliverable in a lump sum or by instalments) and generally in any manner and on any terms it thinks proper. It may give valid receipts for all moneys and execute all assurances and things which it considers to be proper or desirable for realising any Security Asset.

15.6     Transfer business

         Without prejudice to the generality of clause 15.5 (Deal with Security Assets), it may do any of the following acts and things as may to it seem expedient:

         (a) to promote or procure the formation of any new company, whether or not a wholly owned subsidiary or other associated company of Laurus;

         (b) to subscribe for or acquire (for cash or otherwise) any Investment in or of such new company;

         (c) to sell, transfer, assign, redeem, hire out and lend the Security Assets, and to grant leases, tenancies, licences and rights of user of the Security Assets, to any such new company or any person whatsoever and accept as consideration or part of the consideration therefor any Investments in or of any such new company or person or allow the payment of the whole or any part of such consideration to remain deferred or outstanding; and

         (d) to sell, transfer, assign, exchange and otherwise dispose of or realise any such Investments or deferred consideration or part thereof or any rights relating thereto;

15.7     Borrow money

         For the purpose of exercising any of the rights conferred on it by or pursuant to this Deed or of defraying any costs, charges, losses, liabilities or expenses (including its remuneration) incurred by or due to it in the exercise thereof or for any other purpose, it may borrow or raise money either unsecured or on the security of the Security
         Assets (either in priority to the security under this Deed or otherwise) and generally on such terms and conditions as may be generally available in the money market to a borrower having a credit rating similar to that of the Company. No person lending that money shall be concerned to enquire into the propriety or purpose of the exercise of this power or to check the application of any money so raised or borrowed.

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                                       39


15.8     Calls

         It may make or require the directors of the Company to make such calls in respect of any uncalled capital the Company as it may think expedient and may enforce payment of any call so made by action (in the name of the Company or the Receiver as may be thought fit) or otherwise.

15.9     Covenants and guarantees

         It  may  enter  into   bonds,   covenants,   commitments,   guarantees,
         indemnities and like matters and make all payments needed to effect, maintain or satisfy them, as it sees fit.

15.10    Dealings with tenants

         It may reach agreements and make arrangements with, and make allowances to, any lessees, tenants or other persons from whom any rents or profits may be receivable (including those relating to the grant of any licences, or the review of rent in accordance with the terms of, and the variation of, the provisions of any leases, tenancies, licences or rights of user affecting the Security Assets), in each case as it sees fit.

15.11    Rights of ownership

         It may manage, use and apply all or any of the Security Assets and may exercise and do (or permit the Company or its nominee to exercise and do) all such rights and things as it would be capable of exercising or doing if it were the absolute beneficial owner of the Security Assets and in particular, but without limitation, may exercise any rights of enforcing any security by foreclosure, sale or otherwise and all rights relating to Investments and arrange for or provide all services which it may deem proper for the efficient management or use of the Security Assets or the exercise of such rights, in each case as it sees fit.

15.12    Protection of assets etc

         It may make and effect all repairs, structural and other alterations, improvements and additions in or to the Security Assets (including, but without limitation, the development or redevelopment of any Real Property) and may purchase or otherwise acquire any materials, articles, insurances or other things and do anything else in connection with the Security Assets as it may think desirable for the purpose of the protection or improvement of the Security Assets or making them productive or more productive, increasing their letting or market value, or protecting the security interests created under this Deed, in each case as it sees fit.

15.13    Compromise and settle claims

         It may settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Company or relating in any way to the Security Assets, in each case as it sees fit.

15.14    Legal actions

         It may bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Security Assets or any of the businesses the Company, in each case as it sees fit.

15.15    Redemption of security

         It may redeem or transfer to itself any prior security interest over the Security Assets or settle and pass the accounts of the prior mortgagee, chargee or encumbrancers, as it sees fit. Any accounts so settled and passed shall be conclusive and binding on the Company. All principal moneys, interest, costs, charges, losses, liabilities and expenses of and incidental to and such redemption and/or transfer shall be paid by the Company on demand.

15.16    Employees, etc.

         It may appoint, hire and employ officers, employees, contractors, agents and advisors of all kinds and upon such terms as to remuneration or otherwise as it may think proper and may discharge any such persons and any such persons appointed, hired or employed by the Company.

15.17    Insolvency Act

         It may exercise all the powers set out in Schedule 1 to the Insolvency Act as in force at the date of this Deed (whether or not in force at the date of exercise and whether or not the Receiver is an administrative receiver) and all powers added to Schedule 1 to the Insolvency Act after the date of this Deed.

15.18    Set-off and application of Bank Account balances

         It may, at any time or times without restriction and without notice to the Company, regardless of the place of payment or booking branch, and without prejudice to any of its other rights, set off or otherwise apply any obligation (whether or not matured) owed by it to the Company, including the whole or any part or parts of any money standing to the credit of any Bank Account or other account, against any or all of the Secured Liabilities which are due and unpaid. For this purpose it may convert one currency into another at the rate of exchange determined by it in its absolute discretion to be prevailing at the date of set-off.

15.19    Other rights

         It may do all such other acts and things it may consider necessary or expedient for the realisation of any Security Asset or incidental to the exercise of any of the rights conferred upon it under or in connection with this Deed, the LPA 1925 or the Insolvency Act and may concur in the doing of anything which he has the right to do and to do any such thing jointly with any other person.

16.      EXTENSION AND VARIATION OF POWERS CONFERRED BY LAW

16.1     Power of sale

(a) Notwithstanding any other provisions of this Deed, the Secured Liabilities shall be deemed for the purposes of section 101 of the LPA 1925 to have become due and payable within the meaning of section 101 of the LPA 1925 ,and the power of sale and other powers conferred on mortgagees by the LPA 1925 as varied or extended by this Deed including the power to appoint a receiver or an administrative receiver shall arise, immediately on execution of this Deed.

(b) Section 103 of the LPA 1925 shall not restrict the exercise by Laurus of the statutory power of sale conferred on it by section 101 of the LPA 1925 which power may be exercised by Laurus without notice to the Company on or at any time after the occurrence of an Enforcement Event and the provisions of the LPA 1925 relating to and regulating the exercise of the said power of sale shall, so far as they relate to the Security Assets, be varied and extended accordingly.

(c)      Section 109(1) of the LPA 1925 shall not apply to this Deed.

16.2     Consolidation

         Laurus shall, so far as it is lawful, be entitled to consolidate all or any of the security created under this Deed with any other securities whether now in existence or hereafter created. The restriction on the right of consolidating mortgage securities which is contained in sub-section 93(1) of the LPA 1925 shall not apply to this Deed.

16.3     Power of leasing

(a) The statutory powers of leasing, letting, entering into agreements for leases or lettings and accepting and agreeing to accept LPA 1925 surrenders of leases conferred by sections 99 and 100 of the LPA 1925 may be exercised by Laurus at any time on or after the occurrence of an Enforcement Event. Whether or not Laurus is then in possession of the premises proposed to be leased, Laurus may make a lease or agreement for lease at a premium and for any length of term and generally without any restriction on the kinds of leases and agreements for lease that Laurus may make and generally without the necessity for Laurus to comply with any other provisions of sections 99 and 100 of the LPA 1925. Laurus may delegate such powers to any person and such delegation shall not preclude the subsequent exercise of such powers by Laurus itself nor preclude Laurus from making a subsequent delegation thereof to some other person or any revocation of such delegation.

(b) For the purposes of sections 99 and 100 of the LPA 1925, the expression "mortgagor" shall include any encumbrancer deriving title under the original mortgagor and subsection (18) of section 99 of the LPA 1925 and subsection (12) of section 100 of the LPA 1925 shall not apply.

17.      APPOINTMENT OF RECEIVERS

17.1     Appointment

         At any time:

         (a) after any of the security created by this Deed has become enforceable (whether or not Laurus shall have taken possession of the Security Assets); or

         (b)      at the  written  request of the Company to Laurus at any time;
                  or

         (c) after the making of an application or the presentation of a petition for an administration order in relation to the Company or the giving or filing by any person of notice in relation to the appointment of an administrator of the Company,

         Laurus may, without notice to the Company, appoint under seal or by instrument in writing signed by any officer or other person authorised for such purpose by it, one or more qualified persons to be Receiver or Receivers. If Laurus appoints more than one person as Receiver, Laurus may give the relevant persons power to exercise all or any of the powers conferred on Receivers individually as well as jointly and to the exclusion of the other or others of them.

17.2     Scope of appointment

         Any Receiver may be appointed either Receiver of all the Security Assets or of such part of the Security Assets as may be specified in the appointment. In the latter case, the rights and powers conferred by clause 17.4 (Powers of Receivers) shall have effect as though every reference in that clause to "rights and powers" were a reference to rights and powers in respect of the part of such Security Assets so specified or any part thereof.

17.3     Removal

         Laurus may, by deed or by instrument in writing signed by any officer or other person authorised for such purpose by it (so far as it is lawfully able and subject to any requirement of the court in the case of an administrative receiver) remove any Receiver appointed by it and may, whenever it deems expedient, appoint any one or more other qualified persons in place of or to act jointly with any other Receiver.

17.4     Powers of Receivers

(a)      Any Receiver  appointed  under this Deed will  (subject to any contrary
         provision   specified  in  his  appointment  but   notwithstanding  the
         liquidation or dissolution of the Company) have:

         (i) all the rights and powers conferred by the LPA 1925 on mortgagors and on mortgagees in possession and on any receiver appointed under the LPA 1925;

         (ii) in addition, all the rights and powers of an administrative receiver set out in Schedule 1 to the Insolvency Act (and whether or not the Receiver is in fact an administrative receiver) and (in the event that the Receiver is an administrative receiver) all the powers exercisable by an administrative receiver by virtue of the provisions of the Insolvency Act; and

         (iii) in addition, all the rights and powers expressed to be conferred upon Laurus set out in clause 15 (Enforcement Powers).

(b) If there is more than one Receiver holding office at the same time, each Receiver may (unless the document appointing him states otherwise) exercise all of the powers conferred on a Receiver under this Deed individually and to the exclusion of any other Receivers.

(c) A Receiver who is an administrative receiver of Company will have all the rights, powers and discretions of an administrative receiver under the Insolvency Act.

17.5     Agent of the Company

         Any Receiver shall for all purposes and at all times be and be treated as the agent of the Company and accordingly any Receiver is deemed to be in the same position as a Receiver duly appointed by a mortgagee under the LPA 1925. The Company shall be solely responsible for his contracts, engagements, acts, omissions, defaults and losses and for all liabilities incurred by him and for the payment of his remuneration. No Receiver shall at any time act as, or be deemed to be, agent of Laurus. Laurus shall not incur any liability (either to the Company or to any other person) by reason of the appointment of any Receiver or for any other reason).

17.6     Remuneration

         Subject to section 36 of the Insolvency Act, Laurus may from time to time fix the remuneration of any Receiver appointed by it (without being limited to the maximum rate specified in section 109(6) of the LPA 1925) and may direct payment of such remuneration out of moneys accruing to him as Receiver, but the Company alone shall be liable for the payment of such remuneration and for all other costs, charges and expenses of the Receiver.

18.      DELEGATION

(a) Laurus and any Receiver may delegate by power of attorney or in any other manner to any person who in the reasonable opinion of Laurus or such Receiver (as the case may be) is appropriately qualified any right, power or discretion exercisable under this Deed.

(b) Any such delegation may be made upon the terms (including power to sub-delegate) and subject to any regulations which Laurus or such Receiver (as the case may be) may think fit.

(c) No such delegation will preclude the subsequent exercise of such power by Laurus or the Receiver or Delegate itself or preclude Laurus from making a subsequent delegation to some other person. Any such delegation may be revoked by Laurus or the Receiver or Delegate at any time.

(d) Neither Laurus nor any Receiver will be in any way liable or responsible to the Company for any loss or liability arising from any act, default, omission or misconduct on the part of any Delegate, other than in relation to any act or omission constituting wilful default, fraud or gross negligence by Laurus.

19.      APPLICATION OF ENFORCEMENT PROCEEDS

19.1     Suspense Account

         Laurus may, for as long as any of the Secured Liabilities for which any other person may be liable as principal debtor or as co-surety with the Company have not been paid or discharged in full, at its sole discretion, place and retain on a suspense account, for as long as it considers fit, any moneys received, recovered or realised under or in connection with this Deed to the extent of such Secured Liabilities without any obligation on the part of Laurus to apply them in or towards the discharge of such Secured Liabilities.

19.2     Payments

         All moneys arising from the exercise of the powers of enforcement under this Deed shall (except as may be otherwise required by applicable law) be held by Laurus and any Receiver and applied in the following order of priority (but without prejudice to the right of Laurus to recover any shortfall from the Company):

         (a) in or towards payment of all costs, charges, losses, liabilities and expenses of and incidental to the appointment of any Receiver and the exercise of any of his rights including his remuneration and all outgoings paid by him;

         (b) in or towards the payment or discharge of such of the Secured Liabilities in such as Laurus in its absolute discretion may from time to time determine; and

         (c) after all the Secured Liabilities have been paid or discharged in full, in payment of any surplus to the Company or other person entitled to it,

         and section 109(8) of the LPA 1925 shall be deemed varied and extended in such respect.

20.      PROTECTION OF THIRD PARTIES

         No person dealing with Laurus, any Receiver or any Delegate shall be bound to enquire:

         (a) whether any Secured Liabilities have become or remain due and payable; or

         (b)      whether  any right or power  which  Laurus or any  Receiver or
                  Delegate  is   purporting   to  exercise   has  become  or  is
                  exercisable; or

         (c) whether any consents, regulations, restrictions or directions relating to such rights or powers have been obtained or complied with or otherwise; or

         (d) into the application of any money borrowed or raised or other proceeds of Enforcement.

         All the protections given to purchasers from a mortgagee by sections 104 and 107 of the LPA 1925, and to persons dealing with a receiver in section 42(3) of the Insolvency Act in any other legislation for the time being in force, shall apply equally to any person purchasing from or dealing with Laurus, any Receiver or any Delegate.

21.      LIABILITY OF LAURUS, RECEIVERS AND DELEGATES

21.1     Possession

         If Laurus, any Receiver or any Delegate shall take possession of the Security Assets, it or he may at any time relinquish such possession.

21.2     Laurus' liability

         Laurus will not in any circumstances (whether by reason of taking possession of the Security Assets or for any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever) be liable to the Company or any other person for any costs, charges, losses, damages, liabilities or expenses arising from or connected with any realisation of the Security Assets or from any act, neglect, default, omission or misconduct of any nature of Laurus, or any of its officers, employees or agents in relation to the Security Assets, except to the extent that they shall be caused by the fraud or wilful default or gross negligence of Laurus or any Receiver or any of their respective officers, employees or agents.

21.3     Receiver's liability

         All the provisions of clause 21.2 (Laurus' liability) shall apply, mutatis mutandis, in respect of the liability of any Receiver or Delegate or any officer, employee or agent of Laurus, any Receiver or any Delegate.

21.4     Indemnity

         Laurus and every Receiver, Delegate, attorney, manager, agent or other person appointed by Laurus under this Deed, except in the case of fraud, wilful default or gross negligence, shall be entitled to be indemnified out of the Security Assets in respect of all liabilities and expenses incurred by any of them in the execution or purported execution of any of its rights and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in anyway relating to this Deed or the Security Assets, and Laurus and any such Receiver, Delegate, attorney, manager, agent or other person appointed by Laurus under this Deed may retain and pay all sums in respect of them out of any moneys received.

         The obligations contained in this clause 21.4 shall survive the expiration of this Deed.

                                    SECTION 6
                               GENERAL PROVISIONS

22.      COVENANT TO PAY

         The Company shall pay and discharge all Secured Liabilities at the time or times when, in the manner in which, and in the currencies in which, they are expressed to be due and payable.

23.      COSTS AND EXPENSES

23.1     Transaction expenses

         The Company shall indemnify Laurus on demand against all Costs and Expenses reasonably expended, paid, incurred or debited on account by Laurus in connection with the negotiation, preparation, printing, execution, stamping, filing, registration and perfection of this Deed.

23.2     Amendment costs

         The Company shall indemnify Laurus on demand against all Costs and Expenses reasonably expended, paid, incurred or debited on account in connection with:

         (a) any waiver or consent sought by the Company in relation to this Deed and/or any other document referred to in this Deed; and

         (b) any variation, amendment, extension or modification of, or supplemental to, this Deed and/or any other document referred to in this Deed.

23.3     Enforcement costs

         The Company shall indemnify Laurus on demand against all Costs and Expenses directly and properly expended, paid, incurred or debited on account by Laurus:

         (a) in enforcing, protecting, preserving or realising or attempting to enforce, protect, preserve or realise Laurus' rights under this Deed and any other document referred to in this Deed including without limitation any Costs and Expenses suffered by Laurus by reason of the withholding of any Tax on any payment made to Laurus hereunder; and

         (b) in connection with or in contemplation of any Proceedings or the recovery or attempted recovery of any of the Secured Liabilities.

24.      STAMP TAXES

         The Company shall pay promptly, and in any event before any penalty becomes payable, all stamp, registration, documentary and similar Taxes, if any, payable in connection with the entry into, performance, enforcement or admissibility in evidence of this Deed or any other document referred to in this Deed, and shall indemnify Laurus against any cost, loss or liability with respect to, or resulting from any delay in paying or omission to pay, any such Tax.

25.      CURRENCY INDEMNITY

25.1     Currency indemnity

(a) If, under any applicable law, whether pursuant to a judgement against the Company or the administration, liquidation or dissolution of the Company or for any other reason, any payment under or in connection with this Deed is made or falls to be satisfied in a currency (the "Other Currency") other than the currency in which the relevant payment is expressed to be payable (the "Required Currency"), then, to the extent that the payment actually received by Laurus (when converted into the Required Currency at the rate of exchange on the date of payment or, if it is not practicable for Laurus to make the conversion on that date, at the rate of exchange as soon afterwards as it is practicable for Laurus to do so or, in the case of a an administration, liquidation or dissolution, at the rate of exchange on the latest date permitted by applicable law for the determination of liabilities in such proceeding) falls short of the amount expressed to be due or payable under or in connection with this Deed, the Company shall, as an original and independent obligation under this Deed, indemnify and hold Laurus harmless against the amount of such shortfall.

(b) The Company waives any right it may have in any jurisdiction to pay any amount under or in connection with this Deed in a currency or currency unit other than that in which it is expressed to be payable.

25.2     Rate of exchange

         For the purpose of clause 25.1 (Currency indemnity), "rate of exchange" means the rate at which Laurus is able on the relevant date to purchase the Required Currency with the Other Currency and shall take into account any commission, premium and other costs of exchange and Taxes payable in connection with such purchase.

26.      CERTIFICATES AND DETERMINATIONS

         For all purposes, including any Proceedings:

         (a)      a determination by Laurus; or

         (b)      a copy of a certificate signed by an officer of Laurus,

         of the amount of any indebtedness comprised in the Secured Liabilities or any applicable rate of interest shall, in the absence of manifest error, be conclusive evidence against the Company of the matters to which it relates.

27.      POWER OF ATTORNEY

27.1     Appointment

         The Company appoints, irrevocably (within the meaning of section 4 of the Powers of Attorney Act 1971) and by way of security for the performance of its obligations under this Deed, Laurus, every Receiver and every Delegate severally to be the attorney of the Company, on its behalf and in its name or otherwise and as its act and deed, at such time and in such manner as the attorney may think fit:

         (a) to take any action which it is obliged to take under this Deed but has not taken promptly following a request to do so from Laurus or any Receiver; and

         (b) to take whatever action may be required for enabling Laurus and any Receiver and Delegate to exercise all or any of the rights, powers, authorities and discretions conferred on them by or pursuant to this Deed or by law, and the taking of action by the attorney or attorneys shall (as between it and any third party) be conclusive evidence of its right to take such action.

27.2     Ratification

         The Company undertakes to ratify and confirm everything that any attorney does or purports to do in the exercise or purported exercise of the power of attorney in clause 27.1 (Appointment).

28.      SET-OFF

         Following any Enforcement Event which is continuing Laurus may (but shall not be obliged to) set off against any obligation of the Company due and payable by it to or for the account of Laurus under this Deed and not paid on the due date or, where applicable, within any grace period for payment, any moneys held by Laurus for the account of the Company at any office of Laurus anywhere and in any currency, whether or not matured. If any such obligation is unliquidated or unascertained, Laurus may set off in an amount estimated by it in good faith to be amount of that obligation. Laurus may effect such currency exchanges as are appropriate to implement the set-off and any usual charges and all applicable Taxes in relation to such currency exchanges shall be paid by the Company. If Laurus has set off, it shall give prompt notice of that fact to the Company.

29.      ASSIGNMENT

29.1     Assignment by Laurus

         Laurus may, at any time, with the consent of the Company (such consent not to be unreasonably withheld or delayed), assign or transfer any of its rights and obligations under this Deed.

                                       49


29.2     Assignment by the Company

         The rights,  interests and  obligations  of the Company under this Deed are  personal  to it.  Accordingly,  they  are  not  capable  of  being
         assigned,   transferred  or  delegated  in  any  manner.   The  Company
         undertakes that it shall not at any time assign or transfer, or attempt to assign or  transfer,  any of its rights,  interests  or  obligations under or in respect of this Deed to any person.

30.      AMENDMENTS

         This Deed may not be amended, modified or waived in any respect whatsoever, without the prior written consent of Laurus and the Company
         (such consent not to be unreasonably withheld or delayed) given with express reference to this clause 30 and expressly stated to be intended to operate as the consent of Laurus or the Company to such amendment, modification or waiver.

31.      NOTICES

31.1     Communications in writing

         Any communication to be made under or in connection with this Deed shall be made in writing and, unless otherwise stated, may be made by fax or letter.

31.2     Addresses

         The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Deed is that identified with its name below or any substitute address, fax number or department or officer as the Party may notify to the other Parties by not less than five Business Days' notice.

              Party            Addressee                 Address                Fax No.
              -----            ---------                 -------                -------
         Laurus Master Fund,   David Grin        Laurus Master Fund,        + 1 212 541 4434
         Ltd.                                    Ltd., c/o Laurus
                                                 Capital Management LLC,
                                                 152 West 57th Street,
                                                 New York, New York
                                                 10019, USA

         Inyx Pharma Limited   Steven Handley    Innovation House, 6       + 44 (0) 1928 597780
                                                 Seymour Court, Manor
                                                 Park, Runcorn,
                                                 Cheshire, WA7 1SY, U.K.

31.3     Delivery

(a) Any communication or document made or delivered by one person to another under or in connection with this Deed will only be effective:

         (i)      if by way of fax, when received in legible form; or

         (ii) if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address,

         and, if a particular department or officer is specified as part of its address details provided under clause 31.2 (Addresses), if addressed to that department or officer.

32.4     English language

         Any notice given under or in connection with this Deed must be in English.

32.      REMEDIES AND WAIVERS

         No delay or omission by Laurus in exercising any right provided by law or under this Deed shall impair, affect, or operate as a waiver of, that or any other right. The single or partial exercise by Laurus of any right shall not preclude or prejudice any other or further exercise of that, or the exercise of any other, right. The rights of Laurus under this Deed are in addition to and do not affect any other rights available to it by law including, without limitation, the right to appoint an administrator under the Insolvency Act.

33.      PARTIAL INVALIDITY

(a) If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions under the law of that jurisdiction or any other jurisdiction, nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

(b) The Parties shall enter into good faith negotiations, but without any liability whatsoever in the event of no agreement being reached, to replace any illegal, invalid, or unenforceable provision with a view to obtaining the same commercial effect as this Deed would have had if such provision had been legal, valid and enforceable.

34.      PERPETUITY PERIOD

         The perpetuity period of the trusts created under this Deed shall be 80 years.

35.      EXECUTION AS A DEED

         Each of the Parties to this Deed intends it to be a deed and confirms that it is executed and delivered as a deed, in each case notwithstanding the fact that any one or more of the Parties may only execute this Deed under hand.

36.      COUNTERPARTS

         This Deed may be executed in any number of counterparts, and by the Parties on separate counterparts, but will not be effective until each Party has executed at least one counterpart. Each counterpart shall constitute an original of this Deed, but all the counterparts will together constitute one and the same instrument.

37.      JURISDICTION

         Laurus and the Company hereby irrevocably submit to the jurisdiction of the English courts.

38.      GOVERNING LAW

         This Deed is governed by English law.

IN WITNESS of which this document has been executed as a deed and delivered on the date stated at the beginning of this Deed.

                                   SCHEDULE 1
                               MORTGAGED PROPERTY



1        Freehold Property

1.1 3 Arkwright Road, Astmoor Industrial Estate, Runcorn in respect of which the Company is registered at H. M. Land Registry with freehold title absolute under title number CH271493.

1.2 5 - 8 Arkwright Road, Astmoor Industrial Estate, Runcorn in respect of which the Company is registered at H. M. Land Registry with freehold title absolute under title number CH309942.

1.3 9 Arkwright Road, Astmoor Industrial Estate, Runcorn in respect of which the Company is registered at H. M. Land Registry with freehold title absolute under title number CH309955.

1.4 9 Arkwright Road, Astmoor Industrial Estate, Runcorn in respect of which the Company is registered at H. M. Land Registry with freehold title absolute under title number CH310239.

1.5 18 Arkwright Road, Runcorn in respect of which the Company is registered at H. M. Land Registry with freehold title absolute under title number CH204430.

1.6 All that freehold land on the North side of Arkwright Road, Runcorn in respect of which the Company is registered at H. M. Land Registry with freehold title absolute under title number CH393632.

2        Leasehold Property

2.1 All that leasehold land known as 1 - 2 Arkwright Road, Runcorn comprised in a lease dated 23rd June 1988 and made between Warrington and Runcorn Development Corporation (1) and Minipak Aerosols Limited
         (2) whereby the same was demised for the term of twenty years from 1st July 1988 at a rent of (pound)13,500 per annum subject to five yearly upward only reviews.

2.2 All that leasehold land known as 10/11 Arkwright Road, Runcorn comprised in a lease dated 23rd June 1988 between Warrington and Runcorn Development Corporation (1) and Minipak Aerosols Limited (2) whereby the same was demised for the term of twenty years from 7th March 1988 at a rent of (pound)48,000 per annum subject to five yearly upward only reviews.

2.3 All that leasehold land on the East side of Arkwright Road, Runcorn comprised in a lease dated 31st May 2000 between Stirling Group Plc (1) and David Russell Property Holdings Limited (2) whereby the same was demised for the term of 999 years less 10 days from 31st May 2000 at the rent of a peppercorn and in respect of which the Company is registered at H. M. Land Registry under title number CH460749 with leasehold title absolute.

2.4 All that leasehold land known as Unit 6, Seymour Court, Manor Park, Runcorn comprised in a lease dated 22nd July 1994 between The Council of the Borough of Halton (1) and C.C.L. Industries Limited (2) whereby the same was demised for the term of twenty five years from 13th July 1994 at a commencement rent of (pound)59,850 subject to review.

3        Other Real Property

Every estate and interest of the Company in any other Real Property over which it has power at law or in equity to create security at the date of this Deed.

                                   SCHEDULE 2
                         DETAILS OF THE BANK ACCOUNT[S]

1        UK Sterling Bank Account
         ------------------------

Bank Account name:                Inyx Pharma Ltd.

Bank Account bank:                Barclays Bank Plc

Address:                          Barclays Business Centre, P.O. Box 100, Leeds,
                                  LS1 1PA

Bank Account number:              20-48-46  00402087

Currency:                         UK Sterling



2        US Dollar Bank Account
         ----------------------

Bank Account name:                Inyx Pharma Ltd.

Bank Account bank:                Barclays Bank Plc

Address:                          Barclays Business Centre, P.O. Box 100, Leeds,
                                  LS1 1PA

Bank Account Number:              20-54-78  55199499

Currency:                         US Dollar

                                   SCHEDULE 3
                               RELEVANT DOCUMENTS

1. The Development Agreement made between the Company and Stiefel, dated 6 March 2003.

2. The Manufacturing and Supply Agreement made between the Company and Stiefel, dated 6 March 2003.

3.       The Quality  Agreement  made between the Company and  Stiefel,  dated 6
         March 2003.

                                   SCHEDULE 4
                   NOTICE OF ASSIGNMENT OF RELEVANT DOCUMENTS

                                     Part 1
                          FORM OF NOTICE OF ASSIGNMENT



To:      [Name of counterparty to Relevant Document]

From:    Inyx Pharma Limited (the "Company")
         and
         Laurus Master Fund, Ltd.  "Laurus"

Date:    [              ]





Dear Sirs,



                              NOTICE OF ASSIGNMENT

We refer to the [describe agreement(s)] made between ourselves and you on [date] [for the [provision of [briefly describe agreement if necessary] (the "Relevant Agreement").

We, the Company, hereby give you notice that pursuant to a Debenture dated [?], 2003 and made between ourselves and Laurus (such debenture, as it may from time to time be amended, assigned, novated or supplemented, being below called the "Debenture"), we have assigned and charged and agreed to assign and charge, to Laurus all our rights, title, interest and benefit, present and future, under, to and in the Relevant Agreement.

Words and expressions defined in the Debenture shall have the same meaning when used in this letter.

A copy of the Debenture [is enclosed for your attention] [has previously been provided to you] and we request that you take note of its provisions.

Please note the following:

         (a) The Company shall at all times remain solely liable to you for the performance of all of the obligations assumed by it under or in respect of the Relevant Agreement. Laurus will not be under any liability or obligation of any kind in the event of any breach or failure by us to perform any obligation under the Relevant Agreement.

         (b) The Company irrevocably and unconditionally instructs you to pay the full amount of any sum which you are (or would, but for the Debenture, be) at any time obliged to pay to it under or in respect of the Relevant Agreement:

                  (i) unless and until Laurus gives you notice of an Enforcement Event, to the following bank account:

                  Bank Account Bank:        [name and address of Account Bank]


                  Bank Account Name:        [                  ]

                  Bank Account Number:      [                  ]

                  and

                  (ii) at all times after Laurus has given you notice of an Enforcement Event as referred to in paragraph (i) above, to such bank account as Laurus may from time to time specify to you.

         (b) Laurus has agreed that, notwithstanding the Debenture, the Company remains entitled to exercise all of the rights, powers, discretions and remedies which would (but for the Debenture) be vested in the Company under and in respect of the Relevant Agreement unless and except to the extent that Laurus gives you notice of an Enforcement Event. Upon and after the giving of any such notice of an Enforcement Event, Laurus shall be entitled to exercise and give directions regarding the exercise of all or any of those rights, powers, discretions and remedies (to the exclusion of the Company and to the exclusion of any directions given at any time by or on behalf of the Company) to the extent specified in the notice of an Enforcement Event.

         (c) The Company has irrevocably and unconditionally appointed Laurus to be its attorney following the occurrence of an Enforcement Event to do (among other things) all things which the Company itself could do in relation to the Relevant Agreement.

         (d)      The Company confirms to you that:

                  (i) in the event of any conflict between communications received from the Company and from Laurus, you shall treat the communication from Laurus as prevailing over the communication from the Company;

                  (ii) you are and will at all times be permitted to assume and rely upon the correctness of anything communicated to you by Laurus including without limitation statements as to the occurrence of an Enforcement Event; and

                  (iii) none of the instructions, authorisations and confirmations in this notice can be revoked or varied in any way except with Laurus' specific prior written consent.

Please acknowledge  receipt of this notice, and confirm your agreement to it, by
executing   and   returning   to  Laurus  an  original   copy  of  the  Form  of
Acknowledgement attached to this notice of assignment.

This notice is governed by English law.

Yours faithfully,



.....................................
For and on behalf of
Inyx Pharma Limited



.....................................
For and on behalf of
Laurus Master Fund, Ltd.

                                   SCHEDULE 4

                                     Part 2
                             FORM OF ACKNOWLEDGEMENT



                      [LETTERHEAD OF CONTRACT COUNTERPARTY]



To:      Laurus Master Fund, Ltd.
c/o Laurus Capital Management LLC,
152 West 57th Street,
New York, New York 10019, USA

Attn:    [               ]

Fax:     [               ]



Dear Sirs,

We acknowledge receipt of the notice dated [                ],  (a copy of which
is attached to this letter) and the copy of the Debenture enclosed with that notice. Words and expressions defined in the Debenture have the same meanings in this letter.

In  consideration  of Laurus agreeing to provide  finance and financial  support
pursuant to the [relevant  documents] and [         ],  we confirm to you in the
terms set out in this letter:

1. We consent to the assignment of the Relevant Agreement and have noted, and will act in accordance with, the terms of that notice.

2. We have not previously received notice of any other assignment of the Relevant Agreement and we are not aware of any interest of any third party in any of the Company's rights, benefits, interests or claims under or in respect of the Relevant Agreement.

3. We irrevocably and unconditionally agree to pay the full amount of any sum which we are (or would, but for the Debenture, be) at any time obliged to pay under or in respect of the Relevant Agreement:

         (a) unless and until Laurus gives us notice of an Enforcement Event, to the [details of pre-enforcement account(s)];

         (b)      at  all  times  after   Laurus  has  given  us  notice  of  an
                  Enforcement Event, to such bank account as Laurus may from time to time specify.

4. We acknowledge that the Company shall at all times remain solely liable to us for the performance of all of the obligations assumed by it under the Relevant Agreement, and that neither Laurus is or will be under any liability or obligation whatever in the event of any breach or failure by the Company to perform its obligations under the Relevant Agreement.

This letter is governed by English law.

Yours faithfully,





Signed for and on behalf of
[counterparty to Relevant
Agreement]


By
................................................
(Print Name):

                                   SCHEDULE 5
                            TANGIBLE MOVABLE PROPERTY

All that plant, machinery and equipment listed in the Asset Appraisal and the appendices thereto dated 20th October 2003 provided to Laurus Funds by Henry Butcher International Limited and all plant, machinery and equipment owned by the Company now or at any time in the future.

EXECUTION



Executed as a deed by Inyx Pharma       )
Limited  acting by [a director and its  )
secretary/two directors]                )

                            Director:../S/ W.J. Jackson ......


                            [Secretary/Director:]. W.J. Jackson, Secretary......




Executed as a deed by Laurus       )
Master Fund, Ltd., acting by       )
                                   )
                                   )
who, in  accordance with the laws  )       .....................................
of the Cayman Islands [is/are]     )       (Authorised Signatory[ies])
acting under the authority of      )
Laurus Master Fund, Ltd.           )